Cost of Revenues - Schedule of Cost of Revenues (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Cost of Revenue [Abstract]
Content-related costs	¥ 720,465	$ 110,416	¥ 633,042	¥ 441,459
Depreciation and amortization	29,889	4,581	31,169	41,600
Bandwidth and internet data center	113,858	17,450	106,146	105,313
Tax surcharges	96,958	14,859	189,935	231,916
Cost of revenues	¥ 961,170	$ 147,306	¥ 960,292	¥ 820,288